SUPPLEMENT TO THE PROSPECTUS
OF
ALLSPRING MUNICIPAL FIXED INCOME
For the Allspring High Yield Municipal Bond Fund
Allspring Municipal Bond Fund
Allspring Strategic Municipal Bond Fund
(each a “Fund”, together the “Funds”)

Effective October 1, 2026, in the section entitled “Account Information - Distributions”, the first paragraph is replaced with the following:

The Funds, except for High Yield Municipal Bond Fund, Municipal Bond Fund and Strategic Municipal Bond Fund, declare distributions of any net investment income daily, and pay such distributions monthly. For each of High Yield Municipal Bond Fund, Municipal Bond Fund and Strategic Municipal Bond Fund, the Funds generally declare distributions of any net investment income monthly, and pay such distributions monthly. The Funds generally make distributions of any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

August 20, 2026	SUP3317 08-26